Exhibit 10.5

Execution Version

FIFTH AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

REX ENERGY CORPORATION,

as Borrower,

THE GUARANTORS ,

ROYAL BANK OF CANADA,

as Administrative Agent,

KEYBANK NATIONAL ASSOCIATION,

as Syndication Agent,

SUNTRUST BANK,

as Documentation Agent,

RBC CAPITAL MARKETS,

KEYBANK NATIONAL ASSOCIATION,

AND

SUNTRUST BANK,

as Joint Lead Arrangers and Joint Bookrunners,

AND

THE LENDERS SIGNATORY HERETO

DATED AS OF SEPTEMBER 12, 2014

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”) dated as of September 12, 2014 is among REX ENERGY CORPORATION, a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); ROYAL BANK OF CANADA, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 27, 2013 (as amended by the First Amendment to Amended and Restated Credit Agreement dated January 14, 2013, the Second Amendment to Amended and Restated Credit Agreement dated as of March 26, 2014, the Third Amendment to Amended and Restated Credit Agreement dated as of July 11, 2014 and the Fourth Amendment to Amended and Restated Credit Agreement dated as of August 15, 2014, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower and Guarantors are parties to that certain Amended and Restated Guaranty and Collateral Agreement dated as of March 27, 2013 made by each of the Grantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).

C. The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Fifth Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Section 1.02 – Certain Defined Terms.

2.1 The definition of “Interest Expense” is hereby deleted in its entirety.

2.2 The definition of “Material Indebtedness” is hereby amended and restated in its entirety to read as follows:

“Material Indebtedness” means any Debt (other than the Loans and Letters of Credit), or net obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and its Subsidiaries, in either case in principal amount exceeding on any date of determination the greater of (a) $20,000,000 and (b) a dollar amount equal to five percent (5%) of the then effective Borrowing Base. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the Swap Termination Value determined under the circumstances and in accordance with the provision of clause (a) of such term “Swap Termination Value”.

2.3 The definition of “Maturity Date” is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means September 12, 2019.

2.4 The definition of “Total Debt” is hereby amended and restated in its entirety to read as follows:

“Total Debt” means, at any date, all Debt of the Borrower and the Consolidated Subsidiaries on a consolidated basis, excluding (i) non-cash obligations under FASB ASC 815, (ii) accounts payable and other accrued liabilities (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which are not greater than sixty (60) days past the date of invoice or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP and (iii) amounts available to be drawn under performance letters of credit and surety bonds issued for the account of the Borrower or a Consolidated Subsidiary to secure obligations under firm transportation contracts.

Section 3. Other Amendments to the Credit Agreement.

3.1 Amendment to Section 2.07(b). Section 2.07(b) is hereby amended by deleting the sentence “In addition, the Borrower may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Required Lenders, by notifying the Borrower thereof, one time during any calendar year, each elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations (each redetermination made pursuant to this sentence or the following sentence, an “Interim Redetermination”) in accordance with this Section 2.07.” in such Section 2.07(b) and replacing such sentence with “In addition, the Borrower may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Required Lenders, by notifying the Borrower thereof, each elect to cause the Borrowing Base to be redetermined one time between Scheduled Redeterminations (each redetermination made pursuant to this sentence or the following sentence, an “Interim Redetermination”) in accordance with this Section 2.07.”

3.2 Amendment to Section 3.05(b). Section 3.05(b) is hereby amended by deleting the reference to “0.200%” therein and replacing such reference with “0.125%”.

3.3 Amendment to Section 9.01(a). Section 9.01(a) is hereby amended and restated in its entirety to read as follows:

(a) [Reserved].

3.4 Amendment to Section 10.01(k). Section 10.01(k) is hereby amended and restated in its entirety to read as follows:

(a) (i) one or more judgments for the payment of money in an aggregate amount in excess of the greater of (A) $20,000,000 and (B) a dollar amount equal to five percent (5%) of the then effective Borrowing Base (to the extent not covered by independent third party insurance provided by financially sound and reputable insurers as to which the insurer does not dispute coverage and is not subject to an insolvency proceeding) or (ii) any one or more non-monetary judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment.

Section 4. Increase in Aggregate Maximum Credit Amounts; Assignment and Reallocation of Commitments and Loans; Borrowing Base Increase.

4.1 Increase in Aggregate Maximum Credit Amounts; Assignment and Reallocation of Commitments and Loans. The Lenders have agreed among themselves, effective as of the Fifth Amendment Effective Date (as defined in Section 5 of this Fifth Amendment), to reallocate and increase their respective Maximum Credit Amounts (the “Commitment Increase”), such that after giving effect thereto, the Aggregate Maximum Credit Amounts are as set forth on Annex I attached to this Fifth Amendment. The Commitment Increase shall be deemed to have occurred pursuant to Section 2.06(c) (with the parties hereto waiving timing, notice or other requirements therein). The Administrative Agent, the Lenders and the Borrower hereby consent and agree to such reallocation and the Commitment Increase. On the Fifth Amendment Effective Date, after giving effect to such reallocation and the Commitment Increase, the Maximum Credit Amount and the Commitment of each Lender shall be as set forth on Annex I of this Fifth Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement. With respect to such reallocation, each Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption attached as Exhibit F to the Credit Agreement (the “Assignment Agreement”), as if the Lenders had executed an Assignment Agreement with respect to such allocation. On the Fifth Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement. Notwithstanding Section 12.04(b)(ii)(C) or Section 2.06(c), no Person shall be required to pay a processing and recordation fee of $3,500 or $5,000 (as applicable) to the Administrative Agent in connection with such assignments. If, on the Fifth Amendment Effective Date, any Eurodollar Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs that are payable pursuant to Section 5.02 in connection with the reallocation of such outstanding Eurodollar Loans to effectuate the provisions of this paragraph.

4.2 Borrowing Base Increase. For the period from and including the Fifth Amendment Effective Date to but excluding the next Redetermination Date, the Borrowing Base shall be equal to $400,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Sections 2.07(e), 2.07(f), 8.13(c) or 9.12. This Borrowing Base increase shall constitute the October 1, 2014 Scheduled Redetermination.

Section 5. Conditions Precedent. This Fifth Amendment shall become effective on the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02) (the “Fifth Amendment Effective Date”):

5.1 Fifth Amendment. The Administrative Agent shall have received multiple counterparts as requested of this Fifth Amendment from the Borrower, each other Obligor and the Lenders.

5.2 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the reasonable fees of Paul Hastings LLP).

5.3 Notes. The Administrative Agent shall have received new duly executed Notes payable to the order of each Lender, to the extent requested by each Lender, in a principal amount equal to the applicable new Maximum Credit Amount of such Lender, each dated as of the Fifth Amendment Effective Date.

5.4 Title Coverage. The Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the total value of the proved Oil and Gas Properties of the Borrower and the Subsidiaries evaluated in the most recently delivered Reserve Report.

5.5 Mortgage Coverage and Mortgage Amendments. The Administrative Agent shall have received duly executed and notarized deeds of trust/mortgages or amendments and supplements to existing deeds of trust/mortgages in form satisfactory to the Administrative Agent, (a) to the extent necessary so that the Mortgaged Properties represent at least 80% of the total value of the proved Oil and Gas Properties of the Borrower and the Subsidiaries evaluated in the most recently delivered Reserve Report and (b) to amend such existing deed of trust/mortgage to reflect the Maturity Date (as amended by this Fifth Amendment).

5.6 No Default. No Default or Event of Default shall be continuing as of the Fifth Amendment Effective Date.

Section 6. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Fifth Amendment, after giving effect to the terms of this Fifth Amendment, all of the representations and warranties made by it contained in each Loan Document to which it is a party are true and correct in all material respects as though made on and as of the Fifth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true and correct in all material respects as of such date); and (b) that after giving effect to this Fifth Amendment and to the transactions contemplated hereby, no Default exists or will exist under any Loan Document to which it is a party.

Section 7. Miscellaneous.

7.1 Confirmation. The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment.

7.2 Ratification and Affirmation of the Obligors. Each Obligor hereby expressly (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party, and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby; and (c) agrees that from and after the Fifth Amendment Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fifth Amendment.

7.3 Loan Document. This Fifth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

7.4 Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.5 Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.6 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Fifth Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

7.7 No Oral Agreement. THIS WRITTEN FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

7.8 Governing Law. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed effective as of the Fifth Amendment Effective Date.

BORROWER:	REX ENERGY CORPORATION

	By:	/s/ Michael L. Hodges
Michael L. Hodges
Chief Financial Officer

GUARANTORS:	REX ENERGY OPERATING CORP.

	By:	/s/ Michael L. Hodges
Michael L. Hodges
Chief Financial Officer

REX ENERGY I, LLC
PENNTEX RESOURCES ILLINOIS, INC.
REX ENERGY IV, LLC
R.E. GAS DEVELOPMENT, LLC

	By:	/s/ Michael L. Hodges
Michael L. Hodges
Chief Financial Officer

Fifth Amendment

Signature Page

ADMINISTRATIVE	ROYAL BANK OF CANADA,
AGENT, ISSUING	as Administrative Agent
BANK AND LENDER:

	By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency

ROYAL BANK OF CANADA,
as Issuing Bank and as Lender

	By:	/s/ Don J. McKinnerney
	Name:	Don J. Mckinnerney
	Title:	Authorized Signatory

Fifth Amendment

Signature Page

SYNDICATION AGENT	KEYBANK NATIONAL ASSOCIATION
AND LENDER:

	By:	/s/ John Dravenstott
	Name:	John Dravenstott
	Title:	Vice President

Fifth Amendment

Signature Page

DOCUMENTATION AGENT	SUNTRUST BANK
AND LENDER:

	By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Managing Director

Fifth Amendment

Signature Page

LENDERS:	BMO HARRIS FINANCING, INC.

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Managing Director

Fifth Amendment

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Director

Fifth Amendment

Signature Page

MUFG UNION BANK, N.A.

By:	/s/ Lara Sorokolit
Name:	Lara Sorokolit
Title:	Vice President

Fifth Amendment

Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Victor Ponce de Leon
Name:	Victor Ponce de Leon
Title:	Vice President

Fifth Amendment

Signature Page

M&T BANK

By:	/s/ David Ladori
Name:	David Ladori
Title:	Vice President

Fifth Amendment

Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

Fifth Amendment

Signature Page

THE HUNTINGTON NATIONAL BANK

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Vice President

Fifth Amendment

Signature Page

ONEWEST BANK N.A.

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Executive Vice President

Fifth Amendment

Signature Page

Annex I

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Maximum Credit Amount
Royal Bank of Canada	$55,000,000
KeyBank National Association	$48,000,000
SunTrust Bank	$48,000,000
BMO Harris Financing, Inc.	$40,000,000
MUFG Union Bank, N.A.	$40,000,000
Wells Fargo Bank, National Association	$40,000,000
Capital One, National Association	$36,000,000
U.S. Bank National Association	$36,000,000
M&T Bank	$30,000,000
The Huntington National Bank	$15,000,000
OneWest Bank N.A.	$12,000,000
TOTAL	$400,000,000

Annex I to Fifth Amendment